Rule 497(d)


           The First Trust(R) GNMA Reinvestment Income Trust "GRIT,"
                            Series 94 and Series 95

                 Supplement to the Prospectus dated May 25, 2004

      Notwithstanding anything to the contrary in the Prospectus, commencing August 14, 2006, Securities Evaluation Service, Inc. resigned as Evaluator and was replaced by First Trust Advisors L.P., an affiliate of the Sponsor. First Trust Advisors L.P. shall be compensated for providing evaluation services to the Trusts in such amounts as set forth in the Prospectus for the Trusts.

August 14, 2006